                          Stanley High Yield Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                        Amount of     % of
                                           Offering        Total        Shares      Offering    % of Funds
    Security       Purchase/    Size of    Price of      Amount of     Purchased    Purchased     Total                   Purchased
   Purchased       Trade Date   Offering    Shares        Offering      By Fund      By Fund      Assets      Brokers      From
-----------------  ----------   --------   -------- -----------------  -----------  ----------  ----------  ------------  ---------

Israel Electric    05/01/08    $99.831000     -     $1,000,000,000.00  450,000.00      0.04%       0.53%    Citi,         Lehman
 Corp. Ltd Note                                                                                             JPMorgan,     Brothers
   7.250% due                                                                                               Merrill
   1/15/2019                                                                                                Lynch & Co.,
                                                                                                            Lehman
                                                                                                            Brothers,
                                                                                                            Morgan
                                                                                                            Stanley

    Newfield       05/05/08      $100.00      -        $600,000,000      70,000        0.01%       0.08%    JPMorgan,     JPMorgan
Exploration Co.                                                                                             BMO Capital   Securities
Note 7.125% due                                                                                             Markets, RBS
   5/15/2018                                                                                                Greenwich
                                                                                                            Capital,
                                                                                                            Banc of
                                                                                                            America
                                                                                                            Securities
                                                                                                            LLC, BBVA
                                                                                                            Securities,
                                                                                                            Fortis
                                                                                                            Securities
                                                                                                            LLC, Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                            Wedbush
                                                                                                            Morgan
                                                                                                            Securities
                                                                                                            Inc.,
                                                                                                            CALYON,
                                                                                                            Morgan
                                                                                                            Stanley,
                                                                                                            Wells Fargo
                                                                                                            Securities,
                                                                                                            DnB NOR
                                                                                                            Markets

    Directv        05/07/08      $100.00      -     $1,500,000,000.00   595,000       0.04%       0.70%     Banc of       JPMorgan
    Holdings                                                                                                America       Securities
 LLC/Directv F                                                                                              Securities
Note 7.625% due                                                                                             LLC, Credit
   5/15/2016                                                                                                Suisse,
                                                                                                            JPMorgan
                                                                                                            Securities,
                                                                                                            Morgan
                                                                                                            Stanley

  CSC Holdings     05/28/08     $100.00       -       $500,000,000.00   205,000       0.04%       0.24%     Banc of       Banc of
   Inc. Note                                                                                                America       America
   8.500% due                                                                                               Securities
   6/15/2015                                                                                                Ltd,
                                                                                                            Citigroup
                                                                                                            Glohal
                                                                                                            Markets Ltd,
                                                                                                            JPMorgan,
                                                                                                            Merrill
                                                                                                            Lynch & Co.,
                                                                                                            Credit
                                                                                                            Suisse, GE
                                                                                                            Capital
                                                                                                            Markets
                                                                                                            Inc., BNP
                                                                                                            Paribas,
                                                                                                            Deutsche
                                                                                                            Bank
                                                                                                            Securities
                                                                                                            Inc. Fortis
                                                                                                            Securities,
                                                                                                            Goldman
                                                                                                            Sachs & Co.,
                                                                                                            Greenwich
                                                                                                            Capital
                                                                                                            Markets
                                                                                                            Inc., Morgan
                                                                                                            Stanley,
                                                                                                            Piper
                                                                                                            Jaffray &
                                                                                                            Co., Scotia
                                                                                                            Capital
                                                                                                            Inc.,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                            Humphrey,
                                                                                                            Wedbush
                                                                                                            Morgan
                                                                                                            Securities
                                                                                                            Inc.